UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOBIQUITY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MOBIQUITY TECHNOLOGIES, INC.

600 Old Country Rd., Suite 541

Garden City, NY 11530

Phone: (516) 256-7766

Dear Stockholders:	October 15, 2014

You are cordially invited to attend a Special Meeting of the Stockholders of Mobiquity Technologies, Inc. (the “Company”) to be held on November 17, 2014, at 11:00 a.m. (Eastern Standard Time). The meeting will be held at 1400 Old Country Road, Westbury, NY 11590, lower level conference room. Details about the meeting and the matters to be acted on at the meeting are presented in the Notice of Special Meeting of Stockholders and proxy statement that follow.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. All stockholders are cordially invited to attend the meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that all stockholders of record promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors by mail, facsimile or email, or vote by telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the meeting. The proxy is revocable and will not be used if you attend and vote at the meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. No postage is required if mailed in the United States.

If you have any questions regarding the information contained in the proxy statement or regarding the completion of the enclosed proxy card, voting by mail, facsimile, email or internet, or would like directions to the meeting, please call the Company at (516) 256-7766.

On behalf of the Company’s Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

/s/ Dean Julia Co-Chief Executive Officer and Secretary

MOBIQUITY TECHNOLOGIES, INC.

600 Old Country Rd., Suite 541

Garden City, NY 11530

Phone: (516) 256-7766

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 17, 2014

A Special Meeting of the Stockholders (the “Special Meeting”) of Mobiquity Technologies, Inc. (the “Company”) will be held on November 17, 2014, at 1400 Old Country Road, Westbury, NY 11590, lower level conference room. The Special Meeting will commence at 11:00 a.m., Eastern Standard Time.

The purposes of the Special Meeting are to:

1.	Consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s certificate of incorporation (the “RS Amendment”) to effectuate a Reverse Stock Split of the Company’s Common Stock, $.0001 par value, by a ratio of no less than one-for-five and no more than one-for-twenty with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”), it being understood that the purpose of such Reverse Split is to attempt to obtain a listing on either The NASDAQ Capital Market or the NYSE MKT; and

2.	Transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders that were listed on the Company’s records at the close of business on September 23, 2014, the record date set by the Board of Directors for the meeting, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.

A stockholder list will be available at the Company’s corporate office after the record date during normal business hours for examination by any stockholder registered on the Company’s stock ledger as of the record date for any purpose germane to the Special Meeting.

By Order of the Board of Directors,

/s/ Dean Julia, Co-Chief Executive Officer and Secretary

Garden City, New York

October 15, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, internet or email as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 17, 2014

The Proxy Statement is
available at http://www.mobiquitytechnologies.com/proxy2014

MOBIQUITY TECHNOLOGIES, INC.

600 Old Country Rd., Suite 541

Garden City, NY 11530

Phone: (516) 256-7766

Proxy Statement

Special Meeting of Stockholders

November 17, 2014

11:00 a.m. Eastern Standard Time

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mobiquity Technologies, Inc., a New York corporation (the “Company”), for use at the Special Meeting of Stockholders of the Company to be held on November 17, 2014 (the “Special Meeting”), and at any adjournment thereof. The Special Meeting will be held at 1400 Old Country Road, Westbury, NY 11590, lower level conference room. The Special Meeting will commence at 11:00 a.m., Eastern Standard Time. This solicitation is being made by mail; however, the Company also may use its officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card via U.S. mail is scheduled to begin on or about October 15, 2014.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on November 17, 2014:

This proxy statement (inclusive of the notice of meeting) is available at

http://www.mobiquitytechnologies.net/proxy2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Mobiquity Technologies, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 17, 2014 located at 1400 Old Country Road, Lower Level Conference Room, Westbury, NY 11590 at 11:00 A.M. (Eastern Standard Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the enclosed envelope, or follow the instructions below to submit your proxy by facsimile, email or internet voting.

The Company intends to mail this proxy statement and accompanying proxy card on or about October 15, 2014, to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on September 23, 2014, will be entitled to vote at the Special Meeting. On the record date, there were 63,757,118 shares of common stock of the Company issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on September 23, 2014, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“CST&T), then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or by internet as instructed below to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 23, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There is one matter scheduled for a vote:

Consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s certificate of incorporation to effectuate a Reverse Stock Split of the Company’s Common Stock, $.0001 par value, by a ratio of no less than one-for-five and no more than one-for-twenty with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”), it being understood that the purpose of such Reverse Split is to attempt to obtain a listing on either The NASDAQ Capital Market or the NYSE MKT.

How do I vote?

For each matter presented, you may either vote “For” or “Against” or “Abstain” from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email or by internet voting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	In Person. To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•	By Mail. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	By Fax. To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to our transfer agent, CST&T at 212-509-5152. Your vote must be received on or before 9:00 AM Eastern Standard Time on November 17, 2014, to be sure your vote is counted.

•	By Email. To vote by email, complete, sign and date the enclosed proxy card and scan and email it to proxy@continentalstock.com. Your vote must be received by 9:00 AM Eastern Standard Time on November 17, 2014, to be sure your vote is counted.

•	By Internet. To vote through the Internet, you may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have the proxy card in hand when you log onto the website. Internet voting will cease at 7:00 PM Eastern Standard Time on November 16, 2014.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of September 23, 2014.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposal No. 1.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, although the Company does not presently intend to hire a proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

The Notice of Meeting/Proxy Statement is available at http://www.mobiquitytechnologies.com.proxy2014.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, Attention: Proxy Department, which withdrawal notice must be received by CST&T on or before 9:00 AM Eastern Standard Time on November 17, 2014.

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•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for Proposal No. 1 and will have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes will not be counted towards the vote total for Proposal No. 1 and broker non-votes have the same effect as “Against” votes with respect to Proposal No. 1.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be a “routine” matter but not with respect to “non-routine” matters. The amendment to the Certificate of Incorporation to effectuate a Reverse Split in Proposal No. 1 is anticipated to be considered to be a “non-routine” matter under the NYSE rules, although no assurances can be given in this regard.

How many votes are needed to approve the proposal?

For Proposal No. 1 to be approved, the matter must receive a “For” vote from the majority of shares outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 63,757,118 shares outstanding and entitled to vote. Thus, the holders of a majority of the aforementioned shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in accordance with the instructions contained herein. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the Special Meeting.

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PROPOSAL No. 1

GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’s CERTIFICATE OF INCORPORATION TO effect a reverse split of the company’s COMMON STOCK

General

On October 14, 2014, our Board acted by unanimous written consent to adopt the RS Amendment to Article FOURTH of our Certificate of Incorporation effecting a Reverse Split of our Common Stock at a ratio of not less than one-for-five and no more than one-for-twenty with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this RS Amendment.

Effecting the Reverse Split requires that Article FOURTH of our Certificate of Incorporation be amended to include a reference to the Reverse Split. The additional text added to Article FOURTH is attached as Appendix A to this Proxy Statement. If approved, the RS Amendment will be effective upon the filing of the Certificate of Incorporation (or on such date and time as specified therein) in the form attached as Appendix A with the Department of State of the State of New York with such filing to occur, if at all, at the sole discretion of the Board.

If the Board determines to effect the Reverse Split, the intent i to increase the stock price of our Common Stock, which is currently trading on the OTCQB, to a level sufficiently above the minimum bid price requirement that is required for initial listing on both The Nasdaq Capital Market and the NYSE MKT LLC (the Nasdaq Capital Market and the NYSE MKT LLC collectively referred to as the “Exchanges”) such that the Board, at its sole discretion, may apply for initial listing on either of the Exchanges. Upon determination by the Board that it will pursue initial listing on either Exchange and the stock price of our Common Stock is trading below such minimum bid price requirement, the Board will file the RA Amendment with the Department of State of the State of New York. In attempting to complete the listing requirements of the Exchanges (and to support operations), the Company may seek to raise additional capital from the sale of its Common Stock.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 63,757,118 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for- five Reverse Split	Assuming a one-for- twenty Reverse Split
Aggregate Number of Shares of Common Stock	63,757,118	12,751,424	3,187,856

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Split does not change the current authorized number of shares of capital stock from 205,000,000 shares, consisting of 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. (Note: There are currently no shares of Preferred Stock issued and outstanding.) The remaining authorized shares of Common Stock and Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes, as the Company currently has sufficient authorized shares to be issued in connection with any planned capital raise or outstanding convertible derivative securities. Nevertheless, in order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, our Board believes the number of shares of Common Stock should be maintained at 200,000,000 shares and the number of shares of authorized Preferred Shares should remain at 5,000,000 shares.

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The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board of Director’s primary objective in proposing the Reverse Split is to enable the Board, if necessary or if the Board otherwise desires, to raise the per share trading price of our Common Stock, which is currently trading only on the OTCQB, to allow for a listing of our Common Stock on one of the Exchanges. Upon receiving stockholder approval, the Board may, at its own discretion, file the RS Amendment with the Department of State of the State of New York. Thereafter, the Board may, at its sole discretion, begin the initial listing application process on either Exchange.

Our Board has determined that by increasing the market price per share of our Common Stock, we would meet the stock price element of the initial listing requirements of each of the Exchanges and our Common Stock could be initially listed on one of the Exchanges if we meet the other listing and corporate governance requirements of the Exchanges. Our Board concluded that the liquidity and marketability of our Common Stock may be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors and the brokerage community may view an investment in our Common Stock more favorably if our Common Stock is quoted on one of the Exchanges.

Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be initially listed on one of the Exchanges, or once initially listed, that we will be able to maintain such listing.

Requirements for Listing on Exchanges

In order to initially list our Common Stock on either of the Exchanges, among other requirements which have or will all be satisfied, our Common Stock must maintain a minimum bid or closing price of at least $3.00 (or at least $2.00 if certain listing standards are met). Our Board has considered the potential advantages to us if our Common Stock is listed on one of the Exchanges and has concluded that even though the desired effects cannot be assured, it is in the best interests of our Company and our stockholders to effect the Reverse Split to help attain a $3.00 (or $2.00 if certain listing standards are met) bid or closing price and ensure compliance with the listing requirements of the Exchanges.

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Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to factor of twenty. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, each of the Exchanges requires that we have a certain number of round lot stockholders to be initially listed (the Nasdaq Marketplace Rules require that we have 300 round lot stockholders and the NYSE MKT LLC requires that we have 400 round lot stockholders). Second, the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the RS Amendment, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the RS Amendment will be filed with the Department of State of the State of New York. The actual timing of the filing of the Amendment with the Department of State of the State of New York to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $3.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Department of State of the State of New York or at such time and date as specified in the Certificate of Amendment (the “Effective Time”).

Upon the filing of the RS Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 300 shares of our Common Stock, you would hold 60 shares of our Common Stock following the Reverse Split if the ratio is one-for-five or you would hold 15 shares of our Common Stock if the ratio is one-for-twenty.

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Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	Assuming a one-for-five Reverse Split	Assuming a one-for- twenty Reverse Split
Warrants	25,603,914	5,120,783	1,280,196
Options	11,700,000	2,340,000	585,000
Convertible Notes	1,573,333	314,667	78,667
Convertible Letters of Credit	2,700,000	540,000	135,000

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(g) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. If our Common Stock becomes listed on an Exchange, we file a short form registration statement for our Common Stock to be registered under Section 12(b) of the Exchange Act.

If the proposed Reverse Split is implemented and our application for initial listing is otherwise accepted on either of the Exchanges, we will request that our Common Stock be initially listed under a new trading symbol.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 158 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split, except to have our Common Stock moved from a registration pursuant to Section 12(g) to Section 12(b) under the Exchange Act.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending Continental Stock Transfer & Trust Company as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

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Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the authorized number of shares of our Common Stock will remain at 200,000,000. Accordingly, there will be no reduction in the number of authorized shares of our Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. If our Common Stock are initially listed on one of the Exchanges, stockholder approval must be obtained, under applicable Nasdaq and NYSE MKT rules, prior to the issuance of shares for certain purposes, including the issuance of Common Stock equal to or greater than 20% of our then outstanding shares of Common Stock in connection with a private refinancing or an acquisition or merger, unless an exemption is available from such approval. Such an exemption would be available if our audit committee at that time authorized the filing of a prior written application with Nasdaq or the NYSE MKT to waive the stockholder vote requirement if it believed the delay associated with securing such vote would seriously jeopardize our financial viability and Nasdaq or the NYSE MKT granted us such an exemption.

The Reverse Split will have no effect on our authorized preferred stock because there are no shares of preferred stock currently outstanding.

In accordance with our Certificate of Incorporation and New York law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized Common Stock at 200,000,000 after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

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Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Amendment; Effectiveness

The text of the proposed RS Amendment is set forth in Appendix A to this Proxy Statement. If and when effected by our Board, the RS Amendment will become effective upon its filing with the Department of State of the State of New York.

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Required Vote

Approval of the RS Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the RS Proposal. By approving Appendix A, our stockholders are authorizing our executive officers to make any necessary changes to Appendix A required by the Department of State of the State of New York to file Appendix A with said Department.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RS PROPOSAL.

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VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

As of September 23, 2014, the Company had outstanding 63,757,118 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner (1)

Officers and Directors:	Number of Common Shares	Percentage

Michael D. Trepeta (2)	4,266,402	6.4
Dean L. Julia (2)	4,236,901	6.3
Sean McDonnell (3)	550,001	*
Sean Trepeta (4)	1,350,001	2.1
Thomas Arnost (5)	5,948,336	8.8
All directors and officers as a group (five persons) (6)	16,351,641	21.7
Clyde Berg (7)	6,800,000	10.4

____________

*Represents less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all of such shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable within sixty (60) days from the date hereof, have been exercised or converted as the case may be, but not for the purposes of determining the number of outstanding shares held by any other named beneficial owner. All addresses are c/o Mobiquity Technologies, Inc. 600 Old Country Road, Suite 541, Garden City, NY 11530.

(2)	Mr. Trepeta’s beneficial ownership includes 1,016,402 shares and options to purchase 3,250,000 shares. Mr. Julia’s beneficial ownership includes 986,901 shares and options to purchase 3,250,000 shares.

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(3)	Includes 166,667 shares and options/warrants to purchase 383,334 shares.

(4)	Includes 1,000,000 shares and options/warrants to purchase 350,001 shares.

(5)	Includes 1,500,002 shares, warrants to purchase 1,000,001 shares, options to purchase 1,025,000 shares, a note in the principal amount of $322,000 convertible into 1,073,333 shares and 1,350,000 shares issuable in the event Mr. Arnost agrees to convert $1,350,000 issued pursuant to a letter of credit into the Company’s Common Stock.

(6)	Includes 4,669,972 shares of Common Stock and options/warrants to purchase 9,258,336 shares, notes convertible into 1,073,333 shares and 1,350,000 shares issuable in the event Mr. Arnost agrees to convert $1,350,000 issued pursuant to a letter of credit into the Company’s Common Stock.

(7)	Includes 4,816,667 shares and warrants to purchase 1,983,334 shares. Mr. Berg’s beneficial ownership excludes 666,667 shares and 333,333 warrants owned in a charitable remainder trust in which Mr. Berg has no pecuniary interest or right to vote.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

By Order of the Board of Directors Dean L. Julia Co-Chief Executive Officer Garden City, NY 11530 October 15, 2014

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

1.       The name of the corporation is Mobiquity Technologies, Inc.

2.       The certificate of incorporation was filed by the department of state on the 26th day of March, 1998.

3.       This Amendment to the Certificate of Incorporation is filed pursuant to Section 801(b)(12) of the Business Corporation Law to reflect a one-for-_______ reverse stock split so that for every ___________ shares of the Company's issued and outstanding Common Stock, $.0001 par value, the holder of such shares will receive one new share of Common Stock, $.0001 par value. No fractional shares will be issued and all amounts will be rounded up to the nearest whole share. Accordingly, no common stockholder will receive less than one full common share.

4.       Prior to the filing of this amendment, the Corporation had an authorized capital of 205,000,000 shares of capital stock consisting of 200,000,000 shares of Common Stock, par value of $.0001 per share and 5,000,000 shares of Preferred Stock, $.0001 per share. Prior to this amendment, there were _________ shares of Common Stock issued and outstanding, _________ shares held in treasury and __________ authorized and unissued shares of Common Stock. As a result of this amendment, the _______ shares of Common Stock issued and outstanding has become ________ shares of Common Stock, $.0001 par value; the _________ shares of treasury stock has become _______ shares of Common Stock, $.0001 par value, and the __________ authorized and unissued shares of Common Stock have become _________shares of Common Stock, $.0001 par value. Of the 5,000,000 shares of Preferred Stock authorized, none of the shares of Preferred Stock are issued and outstanding. The Reverse Stock Split will have no effect on authorized Preferred Stock.

5.       Pursuant to Section 803(a) of the Business Corporation Law, this amendment to the Certificate of Incorporation was authorized by unanimous consent of the board of directors of the Corporation on October 14, 2014 pursuant to Section 708(b) of the Business Corporation Law and by a majority of the outstanding shares entitled to vote at a meeting of stockholders of the Corporation pursuant to Section 602(c) of the Business Corporation Law.

A-1

IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.

Dated: __________, 2014	MOBIQUITY TECHNOLOGIES, INC.

By:
Michael Trepeta
Co-Chief Executive Officer and President

By:
Dean Julia,
Co-Chief Executive Officer and Secretary

A-2

MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders:

The Notice and Proxy Statement are available at: http://www.mobiquitytechnologies.net/proxy2014

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOBIQUITY TECHNOLOGIES, INC.

SPECIAL MEETING OF SHAREHOLDERS

MONDAY, NOVEMBER 17, 2014, 11:00 A.M. EASTERN STANDARD TIME

The undersigned appoints Dean L. Julia and Michael D. Trepeta and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mobiquity Technologies, Inc. held of record by the undersigned at the close of business on September 23, 2014 at the Special Meeting of Shareholders of Mobiquity Technologies, Inc. to be held at 11:00 A.M. Eastern Standard Time on November 17, 2014, or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Mobiquity Technologies, Inc.

VOTE BY INTERNET QUICK * * * EASY * * * IMMEDIATE

As a shareholder of Mobiquity Technologies, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 PM, Eastern Standard Time, on November 16, 2014.

OR

Please DO NOT RETURN THE PROXY CARD IF YOU ARE Voting Electronically

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NO. 1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

Please mark your votes like this	X

1.	Consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s certificate of incorporation to effectuate a Reverse Stock Split of the Company’s Common Stock, $.0001 par value, by a ratio of no less than one-for-five and no more than one-for-twenty with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion, it being understood that the purpose of such Reverse Split is to attempt to obtain a listing on either The NASDAQ Capital Market or the NYSE MKT.

FOR __	AGAINST __	ABSTAIN__

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature__________________________________Signature______________________________________Date________________, 2014.

NOTE: Please sign exactly as name appears hereon. When Shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.